UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): June 19, 2008

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 19, 2008, upon the recommendation of its Compensation Committee, the Board of Directors of Unitil Corporation (“Registrant” or the “Company”) approved an amended and restated Employment Agreement between the Company and its Chairman, President and Chief Executive Officer, Robert G. Schoenberger. A copy of the Employment Agreement is attached to this Form 8-K as Exhibit 10.1.

Also, on June 19, 2008, upon the recommendation of its Compensation Committee, the Board of Directors of the Company approved amended and restated Forms of Severance Agreement between the Company and employees with whom the Company has an existing Severance Agreement, including named executive officers Robert G. Schoenberger, Mark H. Collin (Senior Vice President, Chief Financial Officer & Treasurer), Thomas P. Meissner, Jr. (Senior Vice President & Chief Operating Officer), George R. Gantz (Senior Vice President, Unitil Service Corp.), and Todd R. Black (President, Usource). A copy of the amended and restated Forms of Severance Agreement are attached to this Form 8-K as Exhibits 10.2 and 10.3.

Also, on June 19, 2008, upon the recommendation of its Compensation Committee, the Board of Directors of the Company approved an amended and restated Supplemental Executive Retirement Plan (“SERP”). A copy of the amended and restated SERP is attached to this Form 8-K as Exhibit 10.4. Robert G. Schoenberger, Mark H. Collin and Thomas P. Meissner, Jr. are current participants in the SERP.

The amended and restated Employment Agreement, Forms of Severance Agreement and SERP, referred to above, reflect changes required to be in compliance with IRS Code Section 409A. IRS Code Section 409A standardizes, clarifies and codifies the tax treatment of all deferred compensation and requires compliance by December 31, 2008.

The Employment Agreement amendments include (i) modification of provisions reflecting the SERP to conform to the terms of the amended SERP, (ii) change in form of severance payments to lump sum payments and (iii) revision to the definition of “Good Reason” to conform to the requirements of the safe harbor in Section 409A. The amendments to the Forms of Severance Agreement include (i) revision to the definition of “Good Reason” to conform to the requirements of the safe harbor in Section 409A and (ii) providing that the post change-in-control severance period is limited to two years. The SERP amendments include (i) revisions to payment provisions to comply with Section 409A, (ii) revisions to change in control provisions to comply with section 409A and (iii) providing for a 6 month delay for payments following a separation from service for specified employees. This summary of the material amendments to these agreements is qualified in its entirety by reference to the agreements filed herewith as exhibits and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit
10.1	Amended and restated Employment Agreement between Unitil Corporation and Robert G. Schoenberger

10.2	Amended and restated Form of Severance Agreement (Three-Year Term)

10.3	Amended and restated Form of Severance Agreement (Two-Year Term)

10.4	Amended and restated SERP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date:	June 20, 2008